                                                                    EXHIBIT 99.2

CASE NAME:       KEVCO MANAGEMENT, INC.                            ACCRUAL BASIS

CASE NUMBER:     401-40788-BJH-11

JUDGE:           BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                          MONTH ENDING: MARCH 31, 2002
                                        --------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE PARTY:

/s/ WILFORD W. SIMPSON                                   TREASURER
-----------------------------------------       --------------------------------
Original Signature of Responsible Party                    Title

WILFORD W. SIMPSON                                     APRIL 22, 2002
-----------------------------------------       --------------------------------
Printed Name of Responsible Party                           Date


PREPARER:

/s/ DENNIS S. FAULKNER                              ACCOUNTANT FOR DEBTOR
-----------------------------------------       --------------------------------
Original Signature of Preparer                             Title

DENNIS S. FAULKNER                                     APRIL 22, 2002
-----------------------------------------       --------------------------------
Printed Name of Preparer                                    Date

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 1

CASE NUMBER:     401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED          MONTH            MONTH           MONTH
ASSETS                                                                AMOUNT           JAN-02           FEB-02          MAR-02
------                                                             -------------   --------------   -------------   --------------
1.  Unrestricted Cash (FOOTNOTE)                                       6,557,974        3,006,125       2,958,782        2,832,011
2.  Restricted Cash
3.  Total Cash                                                         6,557,974        3,006,125       2,958,782        2,832,011
4.  Accounts Receivable (Net) (FOOTNOTE)                                                  300,000         300,000          300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                                        3,450,681          391,128         340,945          340,945
8.  Other (Attach List)                                                  263,606                0               0                0
9.  Total Current Assets                                              10,272,261        3,697,253       3,599,727        3,472,956
10. Property, Plant & Equipment                                        3,285,885                0               0                0
11. Less: Accumulated Depreciation/Depletion                          (1,753,163)               0               0                0
12. Net Property, Plant & Equipment                                    1,532,722                0               0                0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)                      36,082                0               0                0
15. Other (Attach List) (FOOTNOTE)                                   153,399,371       39,971,438      39,971,438       39,971,438
16. Total Assets                                                     165,240,436       43,668,691      43,571,165       43,444,394

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable                                                                           5,221           5,221            5,221
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                      1,752,084       1,741,659        1,741,659
23. Total Post Petition Liabilities                                                     1,757,305       1,746,880        1,746,880

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                           75,885,064       13,509,318      13,590,741       13,680,889
25. Priority Debt (FOOTNOTE)                                             200,832                0               0                0
26. Unsecured Debt                                                     1,779,701        1,377,554       1,377,554        1,377,554
27. Other (Attach List)                                              242,243,558      169,586,497     169,579,877      169,579,890
28. Total Pre Petition Liabilities                                   320,109,155      184,473,369     184,548,172      184,638,333
29. Total Liabilities                                                320,109,155      186,230,674     186,295,052      186,385,213

EQUITY

30. Pre Petition Owners' Equity                                                      (154,868,719)   (154,868,719)    (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                          (5,930,064)     (6,010,545)      (6,137,329)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                             18,236,800      18,155,377       18,065,229
33. Total Equity                                                                     (142,561,983)   (142,723,887)    (142,940,819)
34. Total Liabilities and Equity                                                       43,668,691      43,571,165       43,444,394

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:     401-40788-BJH-11                              ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                                     SCHEDULED          MONTH           MONTH            MONTH
ASSETS                                                                AMOUNT           JAN-02          FEB-02           MAR-02
------                                                             -------------   --------------   -------------   --------------
A.  Security Deposit                                                       8,794                0               0                0
B.  Cash Surrender Value: Life Ins.                                      254,812                0               0                0
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                             263,606                0               0                0

A.  Organizational Costs                                                  36,082                0               0                0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                         36,082                0               0                0

A.  Intercompany Receivables                                         113,743,558                0               0                0
B.  Intercompany Royalties                                            39,655,813       39,971,438      39,971,438       39,971,438
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                        153,399,371       39,971,438      39,971,438       39,971,438

POST PETITION LIABILITIES

A.  Accrued Liabilities Other                                                             409,909         409,909          409,909
B.  Deferred Compensation                                                                 960,371         960,371          960,371
C.  Accrued Health Claims                                                                 381,804         371,379          371,379
D.
E.
F.
G.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                        1,752,084       1,741,659        1,741,659

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)                                 113,743,558       41,086,497      41,079,877       41,079,890
B.  10 3/8% Senior Sub. Notes                                        105,000,000      105,000,000     105,000,000      105,000,000
C.  Sr. Sub. Exchangeable Notes                                       23,500,000       23,500,000      23,500,000       23,500,000
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27                      242,243,558      169,586,497     169,579,877     169,579,890

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 2

CASE NUMBER:     401-40788-BJH-11


INCOME STATEMENT

                                                        MONTH                   MONTH                 MONTH            QUARTER
REVENUES                                               JAN-02                  FEB-02                MAR-02             TOTAL
--------                                            -------------          --------------        -------------      --------------
1.  Gross Revenues                                                                                                               0
2.  Less: Returns & Discounts                                                                                                    0
3.  Net Revenue                                                 0                       0                    0                   0

COST OF GOODS SOLD

4.  Material                                                                                                                     0
5.  Direct Labor                                                                                                                 0
6.  Direct Overhead                                                                                                              0
7.  Total Cost Of Goods Sold                                    0                       0                    0                   0
8.  Gross Profit                                                0                       0                    0                   0

OPERATING EXPENSES

9.  Officer / Insider Compensation                         17,178                  33,962               17,809              68,949
10. Selling & Marketing                                                                                                          0
11. General & Administrative                                4,579                   6,394                  142              11,115
12. Rent & Lease                                            5,079                   6,834                3,214              15,127
13. Other (Attach List)                                    34,065                   8,513              105,807             148,385
14. Total Operating Expenses                               60,901                  55,703              126,972             243,576
15. Income Before Non-Operating
    Income & Expense                                      (60,901)                (55,703)            (126,972)           (243,576)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                         4,736                   5,788                  188              10,712
17. Non-Operating Expense (Att List)                            0                       0                    0                   0
18. Interest Expense                                                                                                             0
19. Depreciation / Depletion                                                                                                     0
20. Amortization                                                                                                                 0
21. Other (Attach List)                                                                                                          0
22. Net Other Income & Expenses                             4,736                   5,788                  188              10,712

REORGANIZATION EXPENSES

23. Professional Fees                                      92,450                  30,567                    0             123,017
24. U.S. Trustee Fees                                      11,500                       0                    0              11,500
25. Other (Attach List)                                                                                                          0
26. Total Reorganization Expenses                         103,950                  30,567                    0             134,517
27. Income Tax                                                                                                                   0
28. Net Profit (Loss)                                    (160,115)                (80,482)            (126,784)           (367,381)

This form  x  does      does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:     401-40788-BJH-11                              ACCRUAL BASIS - 2

INCOME STATEMENT

                                                                       MONTH            MONTH           MONTH          QUARTER
OPERATING EXPENSES                                                    JAN-02           FEB-02          MAR-02           TOTAL
------------------                                                 -------------   --------------   -------------   --------------
A.  Utilities & Telephone                                                    192              170             188              550
B.  Payroll Taxes                                                         33,873            6,934           7,695           48,502
C.  Contract Labor                                                                            563             305              868
D.  Insurance (SEE FOOTNOTE)                                                                  846          97,619           98,465
E.                                                                                                                               0
    TOTAL OTHER OPERATING EXPENSES - LINE 13                              34,065            8,513         105,807          148,385

OTHER INCOME & EXPENSES

A.  Interest and Misc. Income                                              4,736            5,788          10,742           21,266
B.  Ernst & Young: Income Tax Preparation                                                                 (10,554)         (10,554)
C.                                                                                                                               0
D.                                                                                                                               0
E.                                                                                                                               0
    TOTAL NON-OPERATING INCOME - LINE 16                                   4,736            5,788             188           10,712

A.                                                                                                                               0
B.                                                                                                                               0
C.                                                                                                                               0
D.                                                                                                                               0
E.                                                                                                                               0
    TOTAL NON-OPERATING EXPENSE - LINE 17                                      0                0               0                0

REORGANIZATION EXPENSES

A.                                                                                                                               0
B.                                                                                                                               0
C.                                                                                                                               0
D.                                                                                                                               0
E.                                                                                                                               0
    TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                              0                0               0                0

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 3

CASE NUMBER:     401-40788-BJH-11

CASH RECEIPTS AND                                 MONTH            MONTH                           QUARTER
DISBURSEMENTS                                    JAN-02           FEB-02           MONTH            TOTAL
-----------------                              -------------    --------------   -------------    --------------
1.  Cash - Beginning Of Month                              SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts
10. Total Receipts
11. Total Cash Available

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements
32. Net Cash Flow
33. Cash - End of Month

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.          SUPPLEMENT TO ACCRUAL BASIS -3
                                                 MARCH, 2002
CASE NUMBER:     401-40788-BJH-11                CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP         MFG       MGMT        HOLDING      COMP      KEVCO INC      TOTAL
                                                -------      -------    ---------     -------      ----      ---------    ----------
 1   CASH-BEGINNING OF MONTH                         --      120,993    2,958,782          --        --          1,000    3,080,775

   RECEIPTS FROM OPERATIONS
 2   CASH SALES                                      --           --
   COLLECTION OF ACCOUNTS RECEIVABLE
 3   PRE PETITION                                    --           --
 4   POST PETITION                                                --

 5   TOTAL OPERATING RECEIPTS                        --           --           --         --          --            --           --

   NON OPERATING RECEIPTS
 6   LOANS & ADVANCES                                --           --                                                             --
 7   SALE OF ASSETS                                  --           --                                                             --
 8   OTHER                                           --          151       12,020         --          --            --       12,171
      INTERCOMPANY TRANSFERS                     11,541      (10,553)          12         --                    (1,000)          --
                 SALE EXPENSE REIMBURSEMENT
                 INCOME TAX REFUND
                 RENT
                 PAYROLL TAX ADVANCE RETURNED
                 MISC                                                       8,036                     --
                 INTEREST INCOME                                 151        3,984

 9   TOTAL NON OPERATING RECEIPTS                11,541      (10,402)      12,032         --          --        (1,000)      12,171

10   TOTAL RECEIPTS                              11,541      (10,402)      12,032         --          --        (1,000)      12,171

11   CASH AVAILABLE                              11,541      110,591    2,970,814         --          --            --    3,092,946

   OPERATING DISBURSEMENTS
12   NET PAYROLL                                                           17,547                                            17,547
13   PAYROLL TAXES PAID                                           --        7,695                                             7,695
14   SALES, USE & OTHER TAXES PAID               11,541           --                                                         11,541
15   SECURED/RENTAL/LEASES                                        --        3,214                                             3,214
16   UTILITIES                                                    --          188                                               188
17   INSURANCE                                                    --       98,810                                            98,810
18   INVENTORY PURCHASES                                          --                                                             --
19   VEHICLE EXPENSE                                              --                                                             --
20   TRAVEL                                                       --                                                             --
21   ENTERTAINMENT                                                --                                                             --
22   REPAIRS & MAINTENANCE                                        --                                                             --
23   SUPPLIES                                                     --                                                             --
24   ADVERTISING                                                                                                                 --
25   OTHER                                          --             9          796         --          --            --          805
                 LOAN PAYMENTS                                    --           --                                                --
                    FREIGHT                                       --                                                             --
                    CONTRACT LABOR                                --          493                                               493
                    401 K PAYMENTS                                --                                                             --
                    PAYROLL TAX ADVANCE ADP                       --                                                             --
                    WAGE GARNISHMENTS                                                                                            --
                    MISC                                           9          303                                               312

26   TOTAL OPERATING DISBURSEMENTS               11,541            9      128,250         --          --            --      139,800

   REORGANIZATION DISBURSEMENTS
27   PROFESSIONAL FEES                                            --       10,553                                            10,553
28   US TRUSTEE FEES                                              --                                                             --
29   OTHER                                                                                                                       --
30   TOTAL REORGANIZATION EXPENSE                    --           --       10,553         --          --            --       10,553

31   TOTAL DISBURSEMENTS                         11,541            9      138,803         --          --            --      150,353

32   NET CASH FLOW                                   --      (10,411)    (126,771)        --          --        (1,000)    (138,182)

33   CASH- END OF MONTH                              --      110,582    2,832,011         --          --            --    2,942,593

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 4

CASE NUMBER:     401-40788-BJH-11

                                                  SCHEDULED          MONTH            MONTH           MONTH
ACCOUNTS RECEIVABLE AGING                          AMOUNT           JAN-02           FEB-02          MAR-02
-------------------------                       -------------   --------------   -------------   --------------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +
5.  Total Accounts Receivable                               0                0               0          300,000
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)  (FOOTNOTE)                   0                0               0          300,000

AGING OF POST PETITION                                MONTH:    MARCH-02
TAXES AND PAYABLES                                          ------------------

                                   0 - 30        31 - 60         61 - 90          91 +
TAXES PAYABLE                       DAYS          DAYS            DAYS            DAYS             TOTAL
-------------                      ------        -------         -------          ----             -----
1.  Federal                                                                                            0
2.  State                                                                                              0
3.  Local                                                                                              0
4.  Other (See below)                 5,221                                                        5,221
5.  Total Taxes Payable               5,221               0                0               0       5,221
6.  Accounts Payable                                                                                   0


STATUS OF POST PETITION TAXES                            MONTH:    MARCH-02
                                                              ------------------




                                    BEGINNING TAX   AMOUNT WITHHELD                    ENDING TAX
FEDERAL                              LIABILITY *    AND/OR ACCRUED   (AMOUNT PAID)     LIABILITY
-------                             -------------   ---------------  -------------   --------------
1.  Withholding **                                          (6,429)          6,429                0
2.  FICA - Employee **                                      (1,986)          1,986                0
3.  FICA - Employer **                                      (1,986)          1,986                0
4.  Unemployment                                                                 0                0
5.  Income                                                                                        0
6.  Other (Attach List)
7.  Total Federal Taxes                         0          (10,401)         10,401                0

STATE AND LOCAL

8.  Withholding                                                                  0                0
9.  Sales                                       0                                                 0
10. Excise                                                                                        0
11. Unemployment                                                                 0                0
12. Real Property (FOOTNOTE)                5,221                                             5,221
13. Personal Property                                                                             0
14. Other (Attach List)                                                                           0
15. Total State And Local                   5,221                0               0            5,221
16. Total Taxes                             5,221          (10,401)         10,401            5,221

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 5

CASE NUMBER:     401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                              MONTH:    MARCH-02
                                                              ------------------

BANK RECONCILIATIONS                                 Account # 1         Account # 2
--------------------                                -------------       --------------
A.  BANK:                                          Bank of America      Bank of America     Other Accounts
B.  ACCOUNT NUMBER:                                    1295026976           3751629012      (Attach List)            TOTAL
                                                                       DIP Disbursement
C.  PURPOSE (TYPE):                               Operating Account        Account
1.  Balance Per Bank Statement                            103,414               35,037          2,711,275             2,849,726
2.  Add: Total Deposits Not Credited                                                                    0                     0
3.  Subtract: Outstanding Checks                                               (11,866)            (5,849)              (17,715)
4.  Other Reconciling Items                                                                             0                     0
5.  Month End Balance Per Books                           103,414               23,171          2,705,426             2,832,011
6.  Number of Last Check Written                         N/A                 N/A

INVESTMENT ACCOUNTS

                                                       DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                           PURCHASE           INSTRUMENT        PURCHASE PRICE        CURRENT VALUE
--------------------                                -------------      --------------      -------------         -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                  0                     0

CASH

12. Currency On Hand                                                                                                         0
13. Total Cash - End of Month                                                                                        2,832,011

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:     401-40788-BJH-11                              ACCRUAL BASIS - 5


                                                              MONTH:    MARCH-02
                                                              ------------------

BANK RECONCILIATIONS                                 Account # 3         Account # 4          Account # 5
--------------------                                -------------       --------------       -------------
A.  BANK:                                          Bank of America/        Bank of              Bank of
                                                    Nations Funds          America              America              TOTAL
B.  ACCOUNT NUMBER:                                        846713          3751775241          3750801912          OTHER BANK
C.  PURPOSE (TYPE):                                Kevco, Inc. S-T                                                  ACCOUNTS
                                                     Investment            Stay Pay           Payroll-Mgmt
1.  Balance Per Bank Statement                          2,613,260              88,200               9,815            2,711,275
2.  Add: Total Deposits Not Credited                                                                                         0
3.  Subtract: Outstanding Checks                                                                   (5,849)              (5,849)
4.  Other Reconciling Items                                                                                                  0
5.  Month End Balance Per Books                         2,613,260              88,200               3,966            2,705,426
6.  Number of Last Check Written                         N/A                 N/A                  N/A


INVESTMENT ACCOUNTS

                                                       DATE OF             TYPE OF
BANK, ACCOUNT NAME & NUMBER                           PURCHASE            INSTRUMENT         PURCHASE PRICE       CURRENT VALUE
---------------------------                         -------------       --------------       --------------       -------------
A.

B.

C.

D.

TOTAL OTHER INVESTMENT
ACCOUNTS - LINE 10                                                                                       0                    0

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 6

CASE NUMBER:     401-40788-BJH-11
                                                             MONTH:     MARCH-02
                                                                   -------------

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

                                    INSIDERS

                                                      TYPE OF         AMOUNT        TOTAL PAID TO
        NAME                                          PAYMENT          PAID             DATE
        ----                                       -------------   -------------   --------------
1.  Sharon Romere                                  Expense Reimb.            188            1,724
2.  Joe Tomczak                                    Expense Reimb.                             626
3.  John Wittig                                    Expense Reimb.                             263
4.  Sharon Romere                                  Payroll                                126,246
5.  Joe Tomczak                                    Payroll                                177,884
6.  John Wittig                                    Payroll                                144,039
7.  Wil Simpson                                    Payroll                17,547          222,263
    Other (see attached)                                                      74          132,293
8.  Total Payments To
    Insiders                                                              17,809          805,338

                                  PROFESSIONALS

                                                      DATE OF
                                                    COURT ORDER                                                         TOTAL
                                                    AUTHORIZING        AMOUNT                        TOTAL PAID        INCURRED
        NAME                                          PAYMENT         APPROVED       AMOUNT PAID       TO DATE        & UNPAID *
        ----                                       -------------   -------------   --------------   -------------   --------------
1.  Haynes and Boone                                     3/20/01       1,272,064                        1,272,064
2.  Lain, Faulkner & Co., P.C.                           3/20/01         327,594                          327,594            6,620
3.  Baker & McKenzie                                     3/20/01         288,151                          288,151
4.  Gordion Group                                        3/20/01          17,438                           17,438
5.  (Attach List)                                                         28,513           10,554          28,513
6.  Total Payments To Professionals                                    1,933,760           10,554       1,933,760            6,620

         *        Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                                     SCHEDULED                         TOTAL
                                                                      MONTHLY                          UNPAID
                                                                     PAYMENTS       AMOUNTS PAID        POST
               NAME OF CREDITOR                                         DUE         DURING MONTH      PETITION
               ----------------                                    -------------   --------------   -------------
1.  Bank of America                                                     N/A                            13,680,889
2.  Leases Payable                                                                                      none
3.
4.
5.  (Attach List)
6.  TOTAL                                                                      0                0      13,680,889

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                          SUPPLEMENT TO

CASE NUMBER:     401-40788-BJH-11                              ACCRUAL BASIS - 6

PAYMENTS TO INSIDERS AND PROFESSIONALS                       MONTH:     MARCH-02
                                                                   -------------

                                    INSIDERS

                                                   TYPE OF            AMOUNT         TOTAL PAID
        NAME                                       PAYMENT             PAID           TO DATE
        ----                                    ---------------    -------------   --------------
A.  Bill Estes                                  Director's Fees                            13,000
B.  Peter McKee                                 Director's Fees                            12,000
C.  Richard Nevins                              Director's Fees                            13,000
D.  Wingate Partners                            Management Fee                             89,390
E.  Wingate Partners                            Expense Reimb.                74            3,984
F.  Wil Simpson                                 Expense Reimb.                                919
G.
H.
TOTAL OTHER PAYMENTS
TO INSIDERS -  LINE 5                                                         74          132,293

                                  PROFESSIONALS

                                                    DATE OF
                                                     COURT
                                                     ORDER                                                              TOTAL
                                                  AUTHORIZING         AMOUNT           AMOUNT        TOTAL PAID       INCURRED &
        NAME                                        PAYMENT          APPROVED           PAID           TO DATE         UNPAID *
        ----                                    ---------------    -------------   --------------   -------------   --------------
A.  Ernst & Young                                   3/20/01               28,513           10,554          28,513
B.
C.
D.
E.
F.
G.
H.
TOTAL OTHER PAYMENTS
TO PROFESSIONALS-LINE 5                                                   28,513           10,554          28,513

         *        Include all fees incurred, both approved and unapproved


       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                               PROTECTION PAYMENTS

                                                                     SCHEDULED        AMOUNTS          TOTAL
                                                                      MONTHLY          PAID            UNPAID
                                                                      PAYMENTS        DURING            POST
        NAME OF CREDITOR                                                DUE            MONTH          PETITION
        ----------------                                           -------------   --------------   -------------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:       KEVCO MANAGEMENT, INC.                        ACCRUAL BASIS - 7

CASE NUMBER:     401-40788-BJH-11                         MONTH:        MARCH-02
                                                                ----------------
QUESTIONNAIRE

                                                                                                                 YES             NO
                                                                                                                 ---             ---
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                         X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                                     X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                       X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                                X

5.  Have any Post Petition Loans been received by the debtor from any party?                                                      X

6.  Are any Post Petition Payroll Taxes past due?                                                                                 X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                                 X

8.  Are any Post Petition Real Estate Taxes past due?                                                                             X

9.  Are any other Post Petition Taxes past due?                                                                                   X

10. Are any amounts owed to Post Petition creditors delinquent?                                                                   X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                            X

12. Are any wage payments past due?                                                                                               X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

SEE FOOTNOTE

INSURANCE

                                                                                                                 YES             NO
                                                                                                                 ---             ---
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?               X

2.  Are all premium payments paid current?                                                                        X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


          TYPE OF POLICY                        CARRIER                      PERIOD COVERED              PAYMENT AMOUNT & FREQUENCY
          --------------                        -------                      --------------              --------------------------
Property, General Liability, Auto         Aon Risk Services                  3/1/02--9/1/02                Semi-Annual   $98,598
D&O Liability                             Great American Insurance        11/1/2001-10/31/2004             Annual        $64,657

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:       KEVCO MANAGEMENT, INC.                     FOOTNOTES SUPPLEMENT

CASE NUMBER:     401-40788-BJH-11                           ACCRUAL BASIS

                                                            MONTH:      MARCH-02
                                                                  --------------

ACCRUAL
BASIS
FORM
NUMBER     LINE NUMBER        FOOTNOTE / EXPLANATION
-------    -----------        ----------------------

  1           1               Pursuant to the February 12, 2001 Order (1)
  3           1               Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of Kevco
                              Management Co. Accordingly, all cash receipts and
                              disbursements flow through Kevco Management's Bank
                              of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3.

  1           4               In September 2001, Liberty Mutual, Debtor's
                              Workman's Compensation carrier, drew $300,000 on a
                              letter of credit issued during 2000. Debtor
                              believes, after a final audit of its Workman's
                              Compensation account, that the amount drawn will
                              be refunded in full.

  1           7               Prepaid Expenses consist primarily of professional
                              fee retainers.

  1           15              Intercompany receivables/payables are from/to
  1           27A             co-debtors Kevco Manufacturing, LP (Case No.
  7           3               401-40784-BJH-11), Kevco Distribution, LP (Case
                              No. 401-40789-BJH-11), Kevco Holding, Inc. (Case
                              No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), Kevco Components, Inc. (Case
                              No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                              401-40783-BJH-11). Changes in intercompany have
                              not been reflected as post-petition assets and
                              liabilities.

  1           22              The Debtor records on its books accruals for
                              certain liabilities based on historical estimates.
                              While the known creditors were listed on the
                              Debtor's Schedules, the estimated amounts were
                              not. Accordingly, for purposes of this report, the
                              accrued liabilities are reflected as post-petition
                              "Accrued Liabilities."

  1           24              Adjustments to equity are due to secured debt
  1           32              reductions pursuant to the sales of Kevco
                              Manufacturing, LP's operating divisions, the asset
                              sale of the South Region of Kevco Distribution, as
                              well as direct cash payments. The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH-11) has been guaranteed by all of
                              its co-debtors (see Footnote 1,15); therefore, the
                              secured debt is reflected as a liability on all of
                              the Kevco entities. The charge to equity is simply
                              an adjustment to the balance sheet.

  1           25              Pursuant to Order dated February 12, 2001 and
                              Supplemental Order dated March 14, 2001, debtors
                              were authorized to pay pre-petition salaries and
                              wages up to a maximum of $4,300 per employee.
                              Debtors were also (a) allowed to pay accrued
                              vacation to terminated employees and (b) permitted
                              to continue allowing employees to use vacation
                              time as scheduled.

  2           13D             During March 2002, Debtor renewed its Commercial
                              Property, General Liability and Business Auto
                              Insurance for six months.



  4           12              Property tax liabilities represent accruals of tax
                              and are not yet due.